UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 2008


                              WOLLEMI MINING CORP.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     333-149898               26-1272059
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)         Identification Number)

                    108 Landis Avenue, Chula Vista, CA 91910
               (Address of Principal Executive Offices, Zip Code)

                                 (619) 977-7971
              (Registrant's telephone number, including area code)

               42-700 Bob Hope Drive #304, Rancho Mirage, CA 92270 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

On September 8, 2008, we received the resignation of Christopher Coldicutt, our sole officer and director.

On September 8, 2008 Susana Gomez was appointed as president, secretary, treasurer, chief executive officer, chief financial officer and sole director of our company. From 1984 to current, Ms. Gomez is the owner and operator of Susana Gomez Cleaning Services, Chula Vista, CA and provides cleaning and maintenance services to residential and commercial clients. From March 14, 2007 to January 31, 2008, Ms. Gomez served as Director of Wilson Creek Mining Corp., a Delaware corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Wollemi Mining Corp.


Date: September 8, 2008                   By: /s/ Susana Gomez
                                             -----------------------------------
                                             Susana Gomez, President